UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2022

Blackbaud, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50600	11-2617163
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)
65 Fairchild Street, Charleston, South Carolina 29492
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (843) 216-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.001 Par Value	BLKB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On August 24, 2022, in connection with the effectiveness of new Securities and Exchange Commission rules regarding universal proxy cards, certain recent changes to the Delaware General Corporation Law (the "DGCL"), and a periodic review of the bylaws of Blackbaud, Inc. (the “Company”), the Company’s board of directors (the “Board”) adopted amended and restated bylaws (the “Amended and Restated Bylaws”), effective immediately. Among other things, the amendments effected by the Amended and Restated Bylaws:
•Enhance procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submission of stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) made in connection with annual and special meetings of stockholders, including, without limitation, as follows:
◦Requiring that any proposed nominee agree to tender his or her resignation from the Board if (i) the Board or any Board committee determines that such proposed nominee at any time failed to comply in all material respects with the agreement provided in the nomination notice (pertaining to matters such as the proposed nominee’s voting commitments, compliance with Company policies and communications with the Company and its stockholders), (ii) the Board provides such proposed nominee notice of such determination and (iii) if such failure may be cured, such proposed nominee fails to cure such failure within ten business days after delivery of such notice;
◦Requiring additional disclosures from nominating or proposing stockholders, proposed nominees and, if the nominating or proposing stockholder is not a natural person, the natural person(s) associated with such stockholder responsible for the decision to propose the business or nomination;
◦Requiring that proposed nominees make themselves available for and submit to interviews by the Board or any Board committee within 10 days following the date of any reasonable request therefor from the Board or any Board committee; and
◦Restricting the number of nominees a stockholder may nominate for election at a meeting to the number of directors to be elected at such meeting and restricting stockholders from making additional or substitute nominations following the expiration of the applicable nomination deadline;
•Add a requirement that any stockholder submitting a nomination notice make a representation as to whether such stockholder intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19(b) under the Exchange Act, an obligation to inform the Company of any change to such intent within two business days of such change and a requirement that any stockholder that has provided notice pursuant to Rule 14a-19(b) under the Exchange Act provide, no later than five business days prior to the applicable meeting, reasonable evidence that the requirements of Rule 14a-19(a)(3) under the Exchange Act have been satisfied;
•Require that the Company disregard the nomination of director nominees other than the Company's nominees and hold no vote on the election of such nominees (notwithstanding that proxies in respect of such vote may have been received by the Company) if, after a stockholder provides notice pursuant to Rule 14a-19(b) under the Exchange Act, such stockholder (i) (A) notifies the Company that such stockholder no longer intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19(b) under the Exchange Act or (B) subsequently fails to comply with the requirements of Rule 14a-19(a)(2) or (3) under the Exchange Act and (ii) no other stockholder or Stockholder Associated Person (as defined in the Amended and Restated Bylaws) that has provided notice pursuant to Rule 14a-19(b) under the Exchange Act with respect to such nominees (A) intends to solicit proxies in support of the election of such nominees in accordance with Rule 14a-19(b) under the Exchange Act and (B) has complied with the requirements of Rule 14a-19(a)(2) and (3) under the Exchange Act;
•Clarify the powers of the chairperson of stockholder meetings;
•Modify the provisions relating to adjournment procedures and lists of stockholders entitled to vote at stockholder meetings, in each case, to reflect recent amendments to the DGCL;
•Provide that stockholder meetings may be held by means of remote communication;

•Establish the Delaware Court of Chancery as the exclusive forum for certain legal actions, including certain stockholder and intra-corporate disputes, and establish the federal district courts of the United States of America as the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended;
•Add provisions that, in an emergency, permit any director or certain officers to call Board meetings, lower quorum thresholds for Board meetings and permit certain officers to be deemed directors for purposes of obtaining a quorum for as long as the emergency is ongoing; and
•Make various other updates, including ministerial and conforming changes and changes in furtherance of gender neutrality.
The foregoing summary of the amendments effected by the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, which are filed as Exhibit 3.1 hereto and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are filed with this current report:

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Blackbaud, Inc. dated August 24, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKBAUD, INC.

Date:	August 25, 2022	/s/ Anthony W. Boor
Anthony W. Boor
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)